Principal Funds, Inc.
Supplement dated March 24, 2017
to the Statutory Prospectus dated December 31, 2016
(as supplemented on January 13, 2017, January 30, 2017, and March 17, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.
On March 13, 2017, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the automatic conversion of all Class P shares into Institutional Class shares of the same Fund. After June 22, 2017, Class P shares will no longer be available for purchase. The conversion will be completed based on the share classes’ relative net asset values on June 23, 2017, without the imposition of any sales charge or any other charge. The Funds of PFI are making such conversion because Class P share assets have not achieved sufficient levels to make the ongoing operations of the class economically sustainable.
While the Funds offer both Class P and Institutional Class shares, each Fund has only one investment portfolio. That means money invested in each class is invested in the same pool of investments. Further, the share class features of each are very similar. The following table compares some of the features of Class P shares and Institutional Class shares:

Feature	Class P	Institutional Class
Sales Charge	No front-end sales load. No contingent deferred sales charge.	No front-end sales load. No contingent deferred sales charge.
Exchange Privileges
A shareholder, including a beneficial owner of shares held in nominee name, may exchange Fund shares under certain circumstances. You may exchange your Fund shares, without charge, for shares of any other Fund of the Principal Funds available in Class P; however, an intermediary may impose restrictions on exchanges.

A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided certain conditions, as described in the prospectus, are met.

Distribution (12b-1) Fees	No distribution (12b-1) fee.	No distribution (12b-1) fee.
Please consult a current prospectus for full details on the differences between the Classes, including differences in expenses. You can find the Funds' prospectuses and other information about the Funds online at www.principalfunds.com/prospectuses.
The exchange of Class P shares of each Fund offering Class P shares for Institutional Class shares of the same Fund is expected to be tax-free and should not result in a taxable transaction.

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